SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
              Exchange Act of 1934 (Amendment No.                  )

Filed by the Registrant   [ X ]

Filed by a Party other than the Registrant   [   ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement        [   ]  Confidential.  For Use of the
                                                Commission Only (as permitted
                                                by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             Middlesex Water Company
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

________________________________________________________________________________

      (2) Aggregate number of securities to which transaction applies:

________________________________________________________________________________

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________

      (4) Proposed maximum aggregate value of transaction:

________________________________________________________________________________

      (5) Total fee paid:

________________________________________________________________________________

[  ]  Fee paid previously with preliminary materials:

________________________________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

                                                1500 Ronson Road
                                                P.O. Box 1500
                                                Iselin, New Jersey 08830-0452
         {LOGO}
                                                Tel. (908) 634-1500
                                                Fax (908) 750-5981

                                                NASDAQ Stock Market Symbol: MSEX

              "Celebrating a Century of Water Service Excellence"

                                                                  April 25, 1997

      Dear Stockholder:

      YOUR VOTE IS IMPORTANT TO US! Whether or not you plan to attend the Stockholders' Meeting, I urge you to vote. Please specify your choice by marking the appropriate boxes on the enclosed proxy card and sign, date and return your proxy in the enclosed postpaid return envelope as promptly as possible. If you date, sign and return your proxy card without indicating your choices, the persons designated as proxies will vote your shares in accordance with the recommendations of your Directors and management.

      You are cordially invited to attend your Company's 1997 Annual Meeting of Stockholders which will be held at the office of the Company, 1500 Ronson Road, Iselin, New Jersey, on Wednesday, May 28, 1997, at 11:00 a.m.

      Following the Annual Meeting you are also invited to tour our Company headquarters facilities and to remain for luncheon.

      I hope you will be able to attend.

                                               Sincerely,


                                        /s/ J. Richard Tompkins
                                            Chairman of the Board and President


                                TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
SOLICITATION AND REVOCATION OF PROXIES ..............................................     1

SHARES ENTITLED TO VOTE .............................................................     1

GENERAL INFORMATION .................................................................     1

PROPOSAL 1 -- ELECTION OF DIRECTORS .................................................     2

NOMINEES FOR ELECTION AS DIRECTOR WITH TERM EXPIRING IN 2000 -- CLASS I .............     2

DIRECTORS WHOSE TERMS CONTINUE BEYOND THE 1997 ANNUAL MEETING .......................     3

SECURITY OWNERSHIP OF DIRECTORS, MANAGEMENT AND CERTAIN
  BENEFICIAL OWNERS .................................................................     4

EXECUTIVE COMPENSATION ..............................................................     5

   Summary Compensation Table .......................................................     5

   Compensation of Directors ........................................................     5

   Compensation Committee Interlocks and Insider Participation ......................     6

   Compensation Pursuant to Pension Plans ...........................................     6

REPORT OF THE EXECUTIVE DEVELOPMENT AND COMPENSATION COMMITTEE ......................     7

STOCK PERFORMANCE GRAPH .............................................................     8

PROPOSAL 2 -- APPOINTMENT OF INDEPENDENT AUDITORS ...................................     9

PROPOSAL 3 -- AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO
              INCREASE THE AUTHORIZED PREFERRED STOCK, WITHOUT PAR VALUE,
              FROM 69,418 SHARES TO 150,000 SHARES ..................................     9

PROPOSAL 4 -- ALLOCATION OF AN ADDITIONAL 100,000 SHARES OF COMMON STOCK TO THE
              1989 RESTRICTED STOCK PLAN AND AMENDEMENT OF THE 1989 RESTRICTED
              STOCK PLAN TO AUTHORIZE ISSUANCE OF THE ADDITIONAL 100,000 SHARES
              OF COMMON STOCK AND TO MAKE CERTAIN OTHER MODIFICATIONS TO THE PLAN ...    10

DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS ........................................    11

OTHER MATTERS .......................................................................    11

MINUTES OF LAST PREVIOUS MEETING OF STOCKHOLDERS ....................................    11

APPENDIX A -- PROPOSED AMENDMENT OF THE FIRST SENTENCE OF ARTICLE 7A OF THE
              RESTATED CERTIFICATE OF INCORPORATION .................................   A-1

APPENDIX B - PROPOSED AMENDMENTS TO THE 1989 RESTRICTED STOCK PLAN ..................   A-1


                                                1500 Ronson Road
                                                P.O. Box 1500
                                                Iselin, New Jersey 08830-0452
         {LOGO}
                                                Tel. (908) 634-1500
                                                Fax (908) 750-5981

                                                NASDAQ Stock Market Symbol: MSEX

              "Celebrating a Century of Water Service Excellence"


                                  ------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 28, 1997

                                  ------------

To the Stockholders of MIDDLESEX WATER COMPANY

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of MIDDLESEX WATER COMPANY will be held at the office of the Company, 1500 Ronson Road, Iselin, New Jersey, on Wednesday, May 28, 1997, at 11:00 a.m., for the following purposes:

      1. To elect four members of Class I of the Board of Directors to hold office until the Annual Meeting of Stockholders in 2000, and in each case until their respective successors are elected and qualify.

      2. To consider and act upon the approval of the appointment of Deloitte & Touche LLP as independent auditors for the year 1997.

      3. To amend the Restated Certificate of Incorporation increasing the authorized Preferred Stock, without par value, from 69,418 shares to 150,000 shares.

      4. To allocate an additional 100,000 shares of Common Stock to the 1989 Restricted Stock Plan and amend the 1989 Restricted Stock Plan to authorize the issuance of the additional 100,000 shares of Common Stock and to make other modifications to the Plan.

      5. To transact such other business as may properly come before the meeting and any adjournment thereof.

      Only holders of record of common stock at the close of business on April 15, 1997, will be entitled to notice of and to vote at the meeting.

      The Company's Annual Report for the year ended December 31, 1996, has already been mailed to stockholders.

      If you are unable to be present at the meeting but desire to have your shares voted, please execute the enclosed proxy and return it in the accompanying envelope, to which no postage need be affixed if mailed in the United States.

                                           By Order of the Board of Directors,

                                              /s/ MARION F. REYNOLDS

                                              MARION F. REYNOLDS
                                                  SECRETARY

April 25, 1997

--------------------------------------------------------------------------------
                                    IMPORTANT
              TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE
                        MAIL THE ENCLOSED PROXY PROMPTLY.
--------------------------------------------------------------------------------

                                                1500 Ronson Road
                                                P.O. Box 1500
                                                Iselin, New Jersey 08830-0452
         {LOGO}
                                                Tel. (908) 634-1500
                                                Fax (908) 750-5981

                                                NASDAQ Stock Market Symbol: MSEX

              "Celebrating a Century of Water Service Excellence"


                                  ------------

                                 PROXY STATEMENT

                                  ------------

      Notice of the Annual Meeting of Stockholders of Middlesex Water Company to be held on May 28, 1997, is attached. You are cordially invited to attend the meeting. If you are unable to attend, you are requested to sign and complete the enclosed proxy and return it in the accompanying envelope.

                     SOLICITATION AND REVOCATION OF PROXIES

      The enclosed proxy is solicited by and on behalf of the Board of Directors of the Company. The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, the Company may make arrangements with brokerage houses and other custodians, nominees, and fiduciaries to send proxies and proxy material to their principals and will reimburse them for their expenses in so doing. The solicitations will be initially by mail, and it may later be decided to make further solicitations by mail, telephone, telegraph, or personal calls by Directors, Officers, and employees of the Company. This proxy statement and the accompanying proxy are first being sent to stockholders on or about April 25, 1997.

      The giving of a proxy does not preclude the right to vote in person should the Stockholder giving the proxy so desire, and a proxy may be revoked by giving notice to the Secretary of the Company in writing at any time prior to the commencement of the meeting or in open meeting prior to the taking of the vote to which such revocation relates.

                             SHARES ENTITLED TO VOTE

      As of April 1,1997, there were outstanding 4,219,573 shares of Common Stock which is the only class of capital stock entitled to vote at the Annual Meeting. Each holder of Common Stock is entitled to one vote for each share held. As stated in the Notice of Meeting, holders of record of Common Stock at the close of business on April 15, 1997, will be entitled to vote at the meeting or any adjournment thereof.

                               GENERAL INFORMATION

      Management of the Company is under the general direction of a Board of Directors elected by the stockholders. The Board of Directors holds regular monthly meetings and meets on other occasions when required in special circumstances. The Board of Directors held eleven meetings and the Board Committees held ten meetings during the year 1996. Each incumbent Director attended more than 88% of the total number of meetings of the Board and Committees on which each served. Attendance at Board and Committee meetings by Directors as a group averaged 97% in 1996.

      The Board of Directors has an Audit Committee which reviews the scope of the audit and receives and reviews the auditors' annual report. The Committee held four meetings during the year 1996.

      The Board of Directors has an Executive Development and Compensation Committee which reviews and makes recommendations to the Board of Directors as to the salaries and benefits of the Executive Officers of the Company and administers the 1989 Restricted Stock Plan. The Committee held three meetings during the year 1996.

      The Board of Directors has a Pension Committee which reviews investment policies and determines recommended investment objectives for the Company's Pension Plan and meets periodically with the Company's Investments Managers. The Committee held one meeting during the year 1996.

      The Board of Directors appoints an ad hoc Nominating Committee from time to time as needed. Such a Committee was appointed in 1996 to nominate two new Directors. The Committee held two meetings in 1996. The Company does not currently have a Nominating Committee. Qualified nominations for Directors recommended by stockholders will be considered by a Nominating Committee when appointed. Recommendations should be sent to Middlesex Water Company, Office of the Secretary, 1500 Ronson Road, P.O. Box 1500, Iselin, New Jersey 08830-0452. Any nominations for Director should be received by the Secretary on or before December 26, 1997.

      The Board of Directors appoints an ad hoc Pricing Committee from time to time as needed. Such a Committee was not appointed in 1996. The Company does not currently have a Pricing Committee.

PROPOSAL 1

                              ELECTION OF DIRECTORS

      At the Annual Meeting of Stockholders four members of Class I of the Board of Directors are to be elected to hold office until the Annual Meeting of Stockholders in the year 2000, and in each case until their respective successors are elected and qualify. The present terms of the four Directors included in Class I of the Board of Directors expire at the 1997 Annual Meeting.

      The nominees listed were selected by the Board of Directors of the Company. Proxies in the accompanying form will be voted for these nominees, unless authority to vote for one or more of them shall have been withheld by so marking the enclosed proxy. Directors shall be elected by a plurality of the votes cast at the election.

      If at the time of the meeting any of the nominees listed should be unable to serve, which is not anticipated, it is the intention of the persons designated as proxies to vote, in their discretion, for other nominees, unless the number of Directors constituting a full Board is reduced.

      There is shown as to each nominee, and as to each Director whose term of office will continue after the 1997 Annual Meeting, age as of the date of the Annual Meeting, the period of service as a Director of the Company, and business experience during the last five years.


                            NOMINEES FOR ELECTION AS
                  DIRECTOR WITH TERM EXPIRING IN 2000 -- CLASS I

                                                 EXPIRATION                 BUSINESS EXPERIENCE
       NAME, PERIOD SERVED AS                     DATE OF                 DURING PAST FIVE YEARS
         DIRECTOR OF COMPANY           AGE        NEW TERM                AND OTHER AFFILIATIONS
       ----------------------          ---       ----------               ----------------------
John C. Cutting .....................   60         2000        Senior Engineer, Science Applications
 Director since November 1996                                       International Corporation, specialists
                                                                    in information, energy and military
                                                                    systems, Pittsburgh, Pennsylvania.
                                                               Member of Pension Committee

Ernest C. Gere ......................   64         2000        Retired. Formerly Senior Vice President and
   Director since 1988                                              Chief Financial Officer of the Company.
                                                               Chairman of 1996 Nominating Committee and
                                                                    Member of Pension Committee

John P. Mulkerin ....................   59         2000        President, Chief Executive Officer and
 Director since November 1996                                       Director of First Savings Bank/SLA of
                                                                    Perth Amboy, New Jersey, since 1996 and
                                                                    prior to that date was Executive Vice
                                                                    President, Chief Operating Officer and
                                                                    Corporate Secretary since 1987 and General
                                                                    Counsel since 1993. Director of FSB
                                                                    Financial Corp., Raritan Bay Medical Center;
                                                                    Director and President of Alliance
                                                                    Distribution Center, Inc., and Trustee of
                                                                    Daytop Village Foundation.
                                                               Member of Audit Committee

                                       2

                                                 EXPIRATION                 BUSINESS EXPERIENCE
       NAME, PERIOD SERVED AS                     DATE OF                 DURING PAST FIVE YEARS
         DIRECTOR OF COMPANY           AGE        NEW TERM                AND OTHER AFFILIATIONS
       ----------------------          ---       ----------               ----------------------
Philip H. Reardon ...................   60         2000        President, Chief Executive Officer and
   Director since 1991                                              Director, Essex County Gas Company,
                                                                    Amesbury, Massachusetts, since 1992.
                                                                    Director of New England Gas
                                                                    Association, American Gas Association
                                                                    and First & Ocean National Bank.
                                                               Chairman of Pension Committee and Member of
                                                                    Audit Committee


                      DIRECTORS WHOSE TERMS CONTINUE BEYOND
                       THE 1997 ANNUAL MEETING AND ARE NOT
                         SUBJECT TO REELECTION THIS YEAR


   NAME, PERIOD SERVED                       EXPIRATION                       BUSINESS EXPERIENCE
            AS                              DATE OF TERM                     DURING PAST FIVE YEARS
    DIRECTOR OF COMPANY        AGE           AND CLASS                       AND OTHER AFFILIATIONS
    -------------------        ---          ------------                     ----------------------
Stephen H. Mundy .............  63               1998            Retired. Formerly Vice President, A. Stanley
   Director since 1977                         Class II               Mundy, Inc., Public Utility Contractor,
                                                                      Virginia Beach, Virginia.
                                                                 Chairman of Executive Development and
                                                                      Compensation Committee. And Member of
                                                                      1996 Nominating Committee

Richard A. Russo .............  51               1998            Executive  Vice President of the Company since
   Director since 1994                         Class II               May 1996 and  prior to that date was Vice
                                                                      President-Operations since 1989. Director
                                                                      and President of Tidewater Utilities, Inc.
                                                                      (TUI); Pinelands Water Company; Pinelands
                                                                      Wastewater Company; Director and Executive
                                                                      Vice President of Utility Service
                                                                      Affiliates, Inc., Director and President of
                                                                      PWSC Acquisition Corp.; subsidiaries of the
                                                                      Company, and Director and President of White
                                                                      Marsh Environmental Systems, Inc., a
                                                                      subsidiary of TUI.

Carolina M. Schneider ........  78               1998            Retired. Formerly Secretary-Treasurer of the
   Director since 1982                         Class II               Company.
                                                                 Member of Executive Development and Compensation
                                                                      Committee

William E. Scott .............  77               1999            Retired. Formerly Senior Executive Vice
   Director since 1978                        Class III               President, Public Service Electric and
                                                                      Gas Company, Newark, New Jersey.
                                                                      Trustee of Delta Dental Plan of New
                                                                      Jersey, Inc.
                                                                 Chairman of Audit Committee and Member of
                                                                      Pension Committee

Jeffries Shein ...............  56               1999            Partner, Jacobson, Goldfarb & Tanzman,
   Director since 1990                        Class III               Industrial and Commercial Brokerage
                                                                      Firm, Woodbridge, New Jersey. Director
                                                                      of First Savings  Bank/SLA,  Perth Amboy,
                                                                      New Jersey, and Chairman of the Board of
                                                                      Raritan Bay Medical Center.
                                                                 Member of Executive Development and
                                                                      Compensation Committee and 1996
                                                                      Nominating Committee


   NAME, PERIOD SERVED                       EXPIRATION                       BUSINESS EXPERIENCE
            AS                              DATE OF TERM                     DURING PAST FIVE YEARS
    DIRECTOR OF COMPANY        AGE           AND CLASS                       AND OTHER AFFILIATIONS
    -------------------        ---          ------------                     ----------------------
J. Richard Tompkins ..........  58               1999            Chairman of the Board and President of the
   Director since 1981                        Class III               Company. Past President of National
                                                                      Association of Water Companies, Director of
                                                                      New Jersey Utilities Association and
                                                                      Director of Raritan Bay Healthcare
                                                                      Foundation. Director and Chairman of
                                                                      Tidewater Utilities, Inc. (TUI); Pinelands
                                                                      Water Company; Pinelands Wastewater Company;
                                                                      Director and President of Utility Service
                                                                      Affiliates, Inc.; Director and Chairman of
                                                                      PWSC Acquisition Corp., subsidiaries of the
                                                                      Company; and Director of White Marsh
                                                                      Environmental Systems, Inc., a subsidiary of
                                                                      TUI.


                   SECURITY OWNERSHIP OF DIRECTORS, MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS

      The following table sets forth, as of April 1, 1997, beneficial ownership of Middlesex Water Company Common Stock by the Directors and Executive Officers named in the table appearing under Executive Compensation and all Directors and Executive Officers as a group. Jeffries Shein owned 1.58% of the shares outstanding on April 1, 1997. All other individual Directors and Executive Officers owned less than 1% of the shares outstanding on April 1, 1997.

                                                   AMOUNT AND NATURE
                                                     OF BENEFICIAL
                  NAME                                 OWNERSHIP
                  ----                                 ---------

              Walter J. Brady ......................     7,152
              John C. Cutting ......................    16,130
              Ernest C. Gere .......................     5,420
              John P. Mulkerin .....................     2,500
              Stephen H. Mundy .....................     1,449
              Philip H. Reardon ....................     5,077
              Richard A. Russo .....................     7,326
              Carolina M. Schneider ................     8,569
              William E. Scott .....................     5,486
              Jeffries Shein* ......................    66,614
              Dennis G. Sullivan ...................     5,391
              J. Richard Tompkins ..................    19,954
              Ronald F. Williams ...................       656
              All Directors and Executive
                Officers as a group (15) ...........   192,646**

---------
* Includes 7,429 shares over which Mr. Shein has shared voting powers. Mr. Shein also disclaims beneficial ownership of 1,670 additional shares.

**    4.57% of the shares outstanding on April 1, 1997.

      The following table sets forth information made known to the Company as of December 31, 1996, of any person or group to be a beneficial owner of more than five percent of the Company's Common Stock.

                                    NUMBER OF SHARES
                                    BENEFICIALLY OWNED
                                      AND NATURE OF                PERCENT
         NAME AND ADDRESS          BENEFICIAL OWNERSHIP(1)         OF CLASS
         ----------------          --------------------            --------

         PNC Bank Corp. ..............    301,312                    7.17
           One PNC Plaza
           Pittsburgh, PA 15222

----------
(1) Beneficial owner has sole voting and shared dispositive power over 292,800 shares; shared voting power over 1,000 shares; and sole dispositive power over 7,512 shares.

                             EXECUTIVE COMPENSATION

      There is shown below information concerning the annual and long-term compensation for services in all capacities to the Company for the years 1996, 1995 and 1994 of the Chief Executive Officer and the other four most highly compensated officers.

                           SUMMARY COMPENSATION TABLE

                                               RESTRICTED             ALL
        NAME AND                                 STOCK           OTHER ANNUAL
   PRINCIPAL POSITION       YEAR    SALARY       AWARD           COMPENSATION
   ------------------       ----    ------       -----           ------------
                                                (1)
J. Richard Tompkins ......  1996    $229,350    $40,844           $ 8,285(2)
 Chairman of the Board      1995    $217,261    $42,188           $10,074
 and President              1994    $208,350    $22,855           $ 9,683

Richard A. Russo .........  1996    $143,350    $21,239           $ 5,989(2)
 Executive Vice
 President                  1995    $132,885    $16,875           $ 5,483
                            1994    $121,504    $13,060           $ 4,717

Walter J. Brady ..........  1996    $115,350    $11,436           $ 5,170(2)
 Vice President-            1995    $111,350    $10,125           $ 4,569
 Administration             1994    $107,350    $ 9,795           $ 4,394

Dennis G. Sullivan .......  1996    $111,350    $13,070           $ 4,974(2)
 Vice President &           1995    $106,816    $13,500           $ 4,350
 General Counsel            1994    $ 99,754    $11,428           $ 4,060
 Assistant Secretary &
 Assistant Treasurer

Ronald F. Williams .......  1996    $104,350    $8,169            $ 4,023(2)
 Vice President-
 Operations                 1995    $ 76,408(3)    -              $ 1,202
                            1994         -  (3)    -                  -

----------
(1) The number and value of Restricted Stock held in escrow as of December 31, 1996, were as follows: Mr. Tompkins - 9,400/$157,336; Mr. Russo - 4,600/$77,176; Mr. Brady - 2,800/$47,659; Mr. Sullivan - 3,600/$60,590;
      and Mr. Williams - 500/$8,169. Generally, the restrictions lapse on these awards five years from the date of grant. The restrictions also lapse in the event of a change in control of the Company. All dividends on these shares are paid to the awardees.

(2) Includes employer contribution to the Company's defined contribution plan and life insurance premiums for 1996: Mr. Tompkins ($5,542 and $2,743), Mr. Russo ($5,005 and $984), Mr. Brady ($4,025 and $1,145), Mr. Sullivan
      ($3,885 and $1,089) and Mr. Williams ($3,640 and $383).

(3)   Mr. Williams began his employment with the Company in March 1995.

                            COMPENSATION OF DIRECTORS

      A Director who is not an officer of the Company or its subsidiary is paid an annual retainer of $6,000 and a fee of $500 for attendance at Board of Directors (Board) meetings; a fee of $250 for attendance at special meetings of the Board and a fee of $150 for attendance at special Board committee meetings by means of communications facilities; and a fee of $350 for each committee meeting attended. Committee chairmen receive an additional $200 for each committee meeting chaired. Directors who are officers of the Company are paid a fee of $250 for each meeting of the Board attended.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      During 1996 the members of the Executive Development and Compensation Committee were Stephen H. Mundy, Jeffries Shein and William E. Scott. During 1996 no member of the Executive Development and Compensation Committee was an officer or employee of the Company or a subsidiary.

                     COMPENSATION PURSUANT TO PENSION PLANS
            ANNUAL BENEFIT BASED ON COMPENSATION AND YEARS OF SERVICE

    FINAL
    YEAR'S
 COMPENSATION                     YEARS OF SERVICE
 ------------        ----------------------------------------------------------
                        15        20        25        30        35        45
                        --        --        --        --        --        --
   $100,000 ......   $ 60,013  $ 60,013  $ 60,013  $ 60,013  $ 60,013  $ 73,102
   $125,000 ......   $ 78,763  $ 78,763  $ 78,763  $ 78,763  $ 78,763  $ 92,852
   $150,000 ......   $ 97,513  $ 97,513  $ 97,513  $ 97,513  $ 97,513  $112,602
   $175,000 ......   $116,263  $116,263  $116,263  $116,263  $116,263  $116,263
   $200,000 ......   $135,013  $135,013  $135,013  $135,013  $135,013  $135,013
   $225,000 ......   $153,763  $153,763  $153,763  $153,763  $153,763  $153,763
   $250,000 ......   $172,513  $172,513  $172,513  $172,513  $172,513  $172,513
   $300,000 ......   $210,013  $210,013  $210,013  $210,013  $210,013  $210,013

      All employees who receive pay for 1,000 hours during the year are included in the Plan. Under the noncontributory trusteed defined benefit plan current service costs are funded annually. The Company's annual contribution is determined on an actuarial basis. Benefits are measured from the member's entry date and accrue to normal retirement date or date of early retirement. Benefits are calculated, at normal retirement, at 1.25% of pay up to the Executive's benefit integration level, plus 1.9% of such excess pay, multiplied by service to normal retirement date, capped at 35 years of such excess pay, multiplied by service to normal retirement date of age 65. Average pay is the highest annual average of total pay during any 5 consecutive years within the 10 calendar-year period prior to normal retirement date. Covered compensation under the Pension Plan includes base wages only and not Directors' fees. The benefit integration level is based on the 1996 Summary Compensation Table. The benefit amounts are not subject to any deduction for Social Security benefits or other offset amounts.

      The estimated credited years of service based on normal retirement at age 65 includes 22 years, 20 years, 44 years, 22 years and 19 years for Messrs. Tompkins, Russo, Brady, Sullivan and Williams, respectively.

      Supplemental Executive Retirement Plan - All executive officers are eligible to participate in the Deferred Compensation Plan known as the Supplemental Executive Retirement Plan at the direction of the Board of Directors.

      A participant who retires on his normal retirement date is entitled to an annual retirement benefit equal to 75% of his compensation reduced by his primary Social Security benefit and further reduced by any benefit payable from the Qualified Pension Plan. In certain cases further reductions are made for benefits from other employment.

      Vesting starts at 50% for 5 years of service and increases 10% for each year of service for a maximum of 100% vesting at 10 years of service. Annual retirement benefits are payable for 15 years either to the participant or his beneficiary.

      Retirement benefits may be in the form of single life annuity, joint and 50% survivors annuity, joint and 100% survivors annuity, single life annuity with a 10-year certain period and single life annuity with a 15-year certain period paid on an actuarial equivalent basis. The Plan also provides for a preretirement net death benefit of 1-1/2 times base salary at date of death.

      The Company is not obligated to set aside or earmark any monies or other assets specifically for the purpose of funding the Plan. The benefits are in the form of an unfunded obligation of the Company. The Company has elected to purchase Corporate-owned life insurance as a means of satisfying its obligation under this Plan. The Company reserves the right to terminate any plan of life insurance at any time, however, a participant is entitled to any benefits he would have been entitled to under the Plan provisions. For the year 1996 the Company paid life insurance premiums totaling $98,420, for Messrs. Tompkins, Russo, Brady, Sullivan, and Williams.

      Defined Contribution Plan - The Company matches 100% of that portion of the contribution which does not exceed 1% of basic pay plus an additional 50% of that portion from 2% to 6% of basic pay. Distributions under the Plan are made upon normal retirement, total and permanent disability or death and are subject to certain vesting provisions as to Company contributions. During 1995, this Plan was converted from an after tax plan to a 401(k) pre tax plan.

         REPORT OF THE EXECUTIVE DEVELOPMENT AND COMPENSATION COMMITTEE

      The compensation program for executive officers of the Company is administered by the Executive Development and Compensation Committee of the Board of Directors. The 1996 Committee was composed of three independent
Directors: Stephen H. Mundy, Jeffries Shein and William E. Scott. The Committee is responsible for setting and administering the policies which govern annual compensation and Restricted Stock awards. Policies and plans developed by the Committee are approved by the full Board of Directors.

      The Committee's compensation policies and plans applicable to the executive officers seek to enhance the profitability of the Company and shareholder value, as well as control costs and maintain reasonable rates for the customers. The Committee's practices reflect policies that compensation should (1) attract and retain well-qualified executives, (2) support short- and long-term goals and objectives of the Company, (3) reward individuals for outstanding contributions to the Company's success, (4) be meaningfully related to the value created for shareholders, and (5) relate to maintenance of good customer relations and reasonable rates.

      The Committee meets with Mr. Tompkins to evaluate the performance of the other executive officers and meets in the absence of Mr. Tompkins to evaluate his performance. The Committee reports on all executive evaluations to the full Board of Directors.

      Base salary levels are reviewed annually using compensation data produced by an outside compensation expert for similar positions and comparable companies. Base salaries for satisfactory performance are targeted at the median of the competitive market. Individual performance of the executive is determined and taken into account when setting salaries against the competitive market data. The Committee reviews, as well, the individual's efforts on cost control and his or her contributions to the results of the year. The Committee also reviews the Company's financial results compared with prior years and compared with other companies. It compares salaries with both water and general industry salaries.

      The factors and criteria upon which Mr. Tompkins' compensation was based generally include those discussed with respect to all the executive officers. Specifically, however, his salary is based on his overall performance and that of the Company. His salary was set at a rate which was approximately the median of the utility market and below that of the general industry. In addition, in evaluating the performance of the CEO, the Committee has taken particular note of management's success with respect to the growth of the Company.

      The Company maintains a restricted stock plan for the purpose of attracting and retaining key executives and other employees having managerial or supervisory responsibility who have contributed, or are likely to contribute, significantly to the long-term performance and growth of the Company and its subsidiaries. This plan is designed to enhance financial performance, customer service and corporate efficiency through a performance-based stock award. Annual stock awards are based upon several factors including the participant's ability to contribute to the overall success of the Company.

      The level of awards and the value of the performance are reviewed annually by the Committee. The Committee submits reports on all executive evaluations and restricted stock awards to the full Board of Directors for approval.

                        1997 Executive Development and Compensation Committee
                                        Stephen H. Mundy, Chairman
                                        Jeffries Shein
                                        Carolina M. Schneider

                             STOCK PERFORMANCE GRAPH

      Set forth below is a line graph comparing the yearly change in the cumulative total return (which includes reinvestment of dividends) of a $100 investment for the Company's Common Stock, the NASDAQ and a peer group of investor-owned water utilities for the period of five years commencing December 31, 1991. The peer group includes Aquarion Company, California Water Service Company, Connecticut Water Service, Inc., Consumers Water Company, E'town Corporation, IWC Resources Corporation, Philadelphia Suburban Corporation, SJW Corporation, Southern California Water Company, Southwest Water Company, United Water Resources and the Company.

                  [GRAPHICAL REPRESENTATION OF DATA TABLE BELOW]

     ====================================================================
                 12/31/91  12/31/92  12/31/93  12/31/94 12/31/95 12/31/96
     --------------------------------------------------------------------
     Middlesex     $100      $131      $173      $140     $168     $167
     --------------------------------------------------------------------
     NASDAQ         100       116       134       131      185      227
     --------------------------------------------------------------------
     Peer Group     100       113       129       120      137      178
     ====================================================================

PROPOSAL 2

                       APPOINTMENT OF INDEPENDENT AUDITORS

      Upon the recommendation of the Audit Committee, the Board of Directors has appointed Deloitte & Touche LLP of Parsippany, New Jersey, as independent auditors to make the annual audit of the books of account and supporting records of the Company for 1997, subject to the approval of the stockholders entitled to vote for the election of Directors, by a majority of the votes cast on the question of such approval, provided a quorum is present, at the Annual Meeting of Stockholders.

      Representatives of Deloitte & Touche LLP will be present at the meeting, and will be afforded an opportunity to make a statement if they so desire and to respond to appropriate questions.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 2.

PROPOSAL 3

     AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE
            AUTHORIZED PREFERRED STOCK FROM 69,418 TO 150,000 SHARES

      The Board of Directors unanimously recommends that the stockholders approve an amendment to the Company's Restated Certificate of Incorporation (the "Certificate") increasing the authorized Preferred Stock, without par value, from 69,418 shares to 150,000 shares. The text of the proposed amendment is attached hereto as Appendix A. As of April 1, 1997, 25,918 shares of the 69,418 shares of Preferred Stock presently authorized were outstanding out of 100,000 shares originally authorized, reduced by the number of shares which have been redeemed and retired.

      Under the existing Certificate, the Board of Directors may issue, without the prior approval of the shareholders, one or more series of Preferred Stock with preferences, limitations and relative rights as provided for in the Certificate. In so doing, the Board may also provide for variations among the series as to dividend rates, redemption provisions, dissolution and distribution rights, sinking fund provisions, conversion rights and other aspects permitted by law. The existing Certificate does not permit the issuance of Preferred Stock with voting rights except in limited circumstances for when there is an arrearage in dividends due the holders of the Preferred Stock.

      The terms of each series of Preferred Stock would continue to be determined and fixed by the Board of Directors without shareholder approval prior to the issuance of the shares of each series.

      The Board believes that the proposed amendment will provide the Company with greater flexibility of action for possible future acquisitions, financing transactions and other corporate purposes. The Company is not presently considering the issuance of the additional Preferred Stock; however, opportunities may arise that require prompt action such as properties or businesses becoming available for acquisition or favorable market conditions existing for the sale of the additional Preferred Stock. The delay and expense of seeking shareholder approval to increase the number of authorized shares of Preferred Stock at the time of the issuance of such stock could deprive the Company and its shareholders of the ability to effectively benefit from such an opportunity.

      Although the Board of Directors has no present intention of doing so, the Board will have authority to issue Preferred Stock that could make it more difficult, or discourage an attempt, to obtain control of the Company by means of a merger, tender offer, proxy contest, or other method. For example, the Company could issue Preferred Stock with special voting power or distribution or conversion rights. Such an occurrence, in the event of a hostile takeover, may be beneficial to management and may have an adverse impact on shareholders who may wish to participate in such offer. The Board of Directors is not aware of any present effort by any person to accumulate the Company's securities or to obtain control of the Company.

      The Board of Directors believes that this amendment is in the Company's interests and unanimously recommends its approval by the shareholders. A copy of the proposed amendment is attached hereto as Appendix A. The information contained in this Proxy statement is qualified in its entirety by reference to the complete text of the amendment.

      Two-thirds of the votes cast in person or by proxy is required for approval of the proposed amendment to the Restated Certificate of Incorporation.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 3

 .

PROPOSAL 4

                  AMENDMENTS TO THE 1989 RESTRICTED STOCK PLAN

      The Board of Directors unanimously recommends that the shareholders approve certain modifications to the Company's 1989 Restricted Stock Plan (the "Plan"). The Executive Officers of the Company may be participants in the Plan and, therefore, by virtue of their participation, have an interest in any modification or amendment to the Plan.

      The number of shares which remain available for the Plan is insufficient to meet future requirements of the Plan if the Board of Directors and the Executive Development and Compensation Committee (the "Committee") desire to make awards under the Plan at the same levels as they have in the recent past. In order to address this requirement, therefore, additional shares should be approved for the Plan. To this end, the Board recommends that shareholders allocate 100,000 additional shares of Common Stock to the Plan. In 1989, the shareholders had allocated 30,000 shares (60,000 shares when adjusted for the 1992 stock split) to the Plan of which 4,700 shares remain unissued.

      The proposed amendments would also expand the group of officers and employees who would be eligible for awards under the Plan. Under the Plan, as amended, participation would be available "to officers and a select group of employees with managerial or supervisory responsibilities as determined by the Committee." Thus, as of this date, approximately 30 employee positions, in addition to officers, would be eligible for awards under the Plan.

      To facilitate future amendments to the Plan, it is proposed that in the future amendments to the Plan be made by the Board of Directors as long as the amendments are not "inconsistent with the rules of the Securities and Exchange Commission (SEC) or the principal securities market on which the shares are traded." Recent changes to the rules of the Securities and Exchange Commission permit plans such as the Plan to be adopted and amended by the Board of Directors and certain amendments are permitted by the rules of NASDAQ, the principal securities market on which the Company's shares are traded. With the proposed changes, therefore, not only could amendments be made by the Board of Directors to the extent permitted under present regulations and rules but they also could be made in the event of future changes in SEC regulations or NASDAQ rules.

      The amendments also provide that indemnification under the Plan will be available not only to Directors acting under the Plan but also to any officers so acting. An amendment also removes the automatic waiver of the Company's exercise of its re-acquisition right and requires certain action by a participant prior to the Company's waiver of its right. Finally, to be consistent with recent SEC rule changes, the language concerning Committee membership is proposed for modification.

     Finally, the Board proposes to extend the life of the Plan from 1999 until 2007.

     Summary Description of the Plan. During 1989 the Company adopted a Restricted Stock Plan. Upon selection by the Executive Development and Compensation Committee of the Board of Directors, the Executive Officers and other managerial and supervisory level employees of the Company and its subsidiaries are eligible to participate. The employees to whom awards are made, and the amount of the awards, are subject to the discretion of that Committee.

      Awards under this Plan are in the form of Common Stock, subject to restrictions for five years, or other period as determined by the Committee. During this period the participant has all the rights of ownership of the shares, including the right to vote and receive dividends; however, the transfer and other use of the stock is restricted and the shares held are in escrow. If a participant terminates employment, except by retirement, disability or death, prior to the expiration of the restricted period, the participant forfeits all rights to the shares previously awarded. The forfeiture provision is modified, and may be waived, in the event of early retirement approved by the Committee. In the event of a "change of control" (as defined in the Plan) restrictions on the shares, including rights the Company may have under the Plan to reacquire shares from the participant, lapse.

      The Board of Directors believes that this proposal is in the Company's interests and unanimously recommends its approval by the shareholders. A copy of the Plan marked to show the proposed changes is attached hereto as Appendix B. The information contained in this proxy statement is qualified in its entirety by reference to the complete text of the Plan with its proposed amendments.

      A majority of votes cast in person or by proxy is required for approval of the proposed amendments to the Plan.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 4.

                              STOCKHOLDER PROPOSALS

      Stockholders are entitled to submit proposals on matters appropriate for stockholder action consistent with regulations of the Securities and Exchange Commission. Should a stockholder intend to present a proposal at next year's annual meeting, it must be received by the Secretary of the Company at 1500 Ronson Road, P.O. Box 1500, Iselin, New Jersey 08830-0452, not later than December 26, 1997, in order to be included in the Company's proxy statement and form of proxy relating to that meeting.

                                  OTHER MATTERS

      The Management of the Company does not intend to bring any other matters before the meeting and has no reason to believe any will be presented to the meeting. If, however, other matters properly do come before the meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their judgment in such matters.

                MINUTES OF LAST PREVIOUS MEETING OF STOCKHOLDERS

      The minutes of the last previous meeting of Stockholders will be submitted at the meeting for the correction of any errors or omissions but not for the approval of the matters referred to therein.

                                          By Order of the Board of Directors,

                                            /s/  MARION F. REYNOLDS
                                                 Secretary

Iselin, New Jersey
April 25, 1997

                                   APPENDIX A
             PROPOSED AMENDMENT OF THE FIRST SENTENCE OF ARTICLE 7A
                  OF THE RESTATED CERTIFICATE OF INCORPORATION

      ARTICLE 7A. The total authorized capital stock of the Company is 6,250,000 shares, divided into 6,000,000 shares of common stock without nominal or par value, 150,000 shares of preferred stock without nominal or par value and 100,000 shares of preference stock without nominal or par value.

                                   APPENDIX B
                           PROPOSED AMENDMENTS TO THE
                           1989 RESTRICTED STOCK PLAN

      Set forth below is the Company's 1989 Restricted Stock Plan. For ease of reference, the proposed amendments are marked, with the text to be deleted stricken through and the material to be added underlined. Such markings are not to be part of the 1989 Restricted Stock Plan.

                             MIDDLESEX WATER COMPANY

                           1989 RESTRICTED STOCK PLAN

                          (As Amended January 23, 1997)

      1. PURPOSE

      The purpose of the 1989 Restricted Stock Plan (the "Plan") is to advance the interests of Middlesex Water Company (the "Company") and its stockholders by providing long-term incentives, in addition to current compensation, to attract and retain for the Company and its subsidiaries key executives and other employees having managerial or supervisory responsibility who have contributed, or are likely to contribute, significantly to the long-term performance and growth of the Company and such subsidiaries.

      2. ADMINISTRATION

      A. The Plan shall be administered by the Executive Development and Compensation Committee (the "Committee") of the Board of Directors (the "Board") of the Company, as such Committee is from time to time constituted, provided, however, that such Committee shall at all times be composed solely of Non-Employee Directors (as that term is defined in applicable regulations of the Securities and Exchange Commission) and shall at all times have at least two members. If at any time the Committee is unable to meet those requirements, the Board of Directors shall administer the Plan.

      B. No member of the Committee shall be an employee of the Company or a subsidiary of the Company or shall have been eligible within one year prior to his appointment to receive Awards under the Plan or to receive awards under any other plan of the Company or its subsidiaries under which participants are entitled to acquire stock, stock options or stock appreciation rights of the Company or any of its subsidiaries.

     C. The Committee shall have all the powers vested in it by the terms of the Plan, such powers to include exclusive authority (within the limitations described herein) to select the employees to be granted Awards under the Plan, to determine the type, size, and terms of the Awards to be made to each employee selected, to determine the time when Awards will be granted, and to prescribe the form of the instruments embodying Awards made under the Plan. The Committee shall be authorized to interpret the Plan and the Awards granted under the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations which it believes necessary or advisable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent the Committee deems desirable to carry it into effect. Any decision of the Committee in the administration of the Plan, as described herein, shall be final and conclusive. The Committee shall hold meetings at such times and places as it may determine. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and a vote of a majority of those members present at any meeting, or acts approved in writing (including writing transmitted electronically) by a majority of the committee, shall decide any question before the Committee. The Committee may authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Committee.

      D. No member of the Committee or the Board of Directors shall be liable for any action or determination made in good faith under the Plan or in connection with any Award, except those resulting from such member's own gross negligence or willful misconduct.

      E. In addition to such other rights of indemnification as they may have as members of the Board or the Committee, the members of the Committee and any officer or employee acting on behalf of the Committee, shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of bad faith; provided that upon the institution of any such action, suit or proceeding a Committee member or officer or employee, as the case may be, shall, in writing, give the Company notice thereof and an opportunity, at its own expense, to handle and defend the same before such Committee member, officer or employee, undertakes to handle and defend it on her or his own behalf.

      3. PARTICIPATION

      A. Employees. The Plan shall be a plan limited to officers and a select group of employees with managerial or supervisory responsibilities as determined by the Committee. Subject to the provisions of the Plan, the Committee shall have exclusive power to select the officers and other employees of the Company and its subsidiaries to be granted Awards under the Plan, but no Award shall be made to any member of the Committee.

      B. Subsidiary. For purposes of Awards under the Plan, an Officer or employee of a subsidiary of the Company shall be considered an employee of the Company. A subsidiary shall include any company wholly or partially-owned by the Company.

      4. AWARDS UNDER THE PLAN

      A. Type of Awards. Awards under the Plan shall consist of "Restricted Stock." Restricted Stock are common shares which are issued pursuant to Paragraph 5.

      B. Maximum Number of Shares That May Be Issued. There may be issued under the Plan an aggregate of not more than 160,000 common shares (of which 104,700 shares are authorized but unissued shares remaining of the shares authorized under the Plan), subject to adjustment as provided in Paragraph 7. If any shares of Restricted Stock shall be reacquired pursuant to the right described in Paragraph 5 below, or if any common shares awarded under the Plan shall be reacquired pursuant to restrictions imposed at the time of award, such shares may again be awarded under the Plan. Shares of stock which are to be awarded under the Plan may be obtained by the Company from its treasury, by purchases on the open market or from private sources, or by issuing authorized but unissued stock. Any issuance of authorized but unissued stock shall be approved by the Board or Committee.

      C. Rights With Respect to Shares. An employee to whom an Award of Restricted Stock has been made shall have, after issuance of the Award and prior to the expiration of the Restricted Period or the earlier reacquisition of such common shares as herein provided, contingent ownership of such common shares, including the right to vote the same and to receive dividends thereon, subject, however, to the rights, restrictions and limitations imposed thereon pursuant to the Plan.

      5. RESTRICTED STOCK

      Each Award of Restricted Stock under the Plan shall be evidenced by an instrument in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions (and with such other terms and conditions as the Committee, in its discretion, shall establish):

      A. Number of Shares. The Committee shall determine the number of common shares to be issued to a participant pursuant to the Award, as may be noted in the Minutes of Committee meetings.

      B. Purchase Price. An Award of Restricted Stock will be made either for no consideration, or for an amount of consideration which shall be determined by the Committee at the time of the Award, but will not be less than 50% of the fair market value of the stock on the date it is granted. Each participant eligible for an Award under the Plan shall, as a condition of, and in consideration for such Award, pay to the Company, at such time and in such manner as the Company may prescribe, a purchase price, if any, that may be determined by the Committee. The Committee shall not be obligated to require payment of any cash consideration, but in the event that such payment is established by the Committee, then the Committee shall also have the discretion to accept payment, in whole or part, by delivery of a promissory note of the participant, containing terms and conditions acceptable to the Committee.

      C. Nontransferability. Common shares issued to a participant in accordance with the Award may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by Will or the laws of descent and distribution, for a period of five years, or such other greater or lesser period as the Committee shall determine, from the date on which the Award is granted (the "Restricted Period"), except as otherwise set forth in this Plan.

      D. Reacquisition Right. If the participant's employment with the Company or any of its subsidiaries terminates for any reason prior to the expiration of the Restricted Period, then except as otherwise provided in subparagraph 5(F), the Company will have the right to reacquire the shares subject to the Award. Such right to reacquire shares shall be exercisable on such terms, in such manner and during such period as shall be determined by the Committee when the Award is made.

      E. Enforcement. In order to enforce the restrictions imposed upon the shares under this Plan, the Committee may require the participant to enter into an Escrow Agreement at the time of the Award. The Escrow Agreement will provide that the Certificates for common shares issued pursuant to Restricted Stock Awards shall remain with the Company, as escrow holder, until all of the restrictions imposed under the Plan have terminated. At its discretion, the Committee may cause a legend to be placed on any such Certificate referencing the restrictions imposed under this Plan.

      F. Lapse of Restrictions. If a participant's employment is terminated during the Restricted Period as a result of his death, disability (as defined in Paragraph 6), or retirement after age 65, the right to reacquire (and any and all other restrictions on transferability under this Paragraph 5) shall lapse and cease to be effective as of the end of the month in which such termination of employment occurred. Unless otherwise agreed by the participant, if the participant retires before age 65 with the consent of the Committee, the right to reacquire shares (and all other restrictions) shall lapse, as to a number of shares (rounded up to a whole number of shares) equal to the number of shares in an Award multiplied by a fraction, the numerator of which is the number of full months of the Restricted Period of such Award which have elapsed since the date of the Award to the end of the month in which his termination of employment and the denominator of which is the total number of months in the Restricted
Period of such Award. The right to reacquire shares shall remain exercisable as to the balance of the shares. Notwithstanding the foregoing, the Committee, upon recommendation of the Chief Executive Officer of the Company, may determine, in the case of any participant, to cancel the right to reacquire (and any and all other restrictions) on any or all of the common shares subject to such Award. If the Committee does not notify the participant within (60) sixty days of his termination of employment that the reacquisition right has been exercised, the right to reacquire the shares shall be deemed to have been waived, provided that at least ten (10) days prior to the end of that sixty (60) day period a participant has inquired whether the Company intends to exercise its reacquisition right.

      6. DISABILITY

      For the purposes of this Plan, a participant shall be deemed to have terminated his employment by reason of disability if the Committee shall determine that the physical or mental condition of the participant by reason of which his employment terminated was such at that time as would entitle him to payment of monthly disability benefits under the Company's Long-Term Disability Benefit Plan, as may be in effect from time to time, or, if the participant is not eligible for benefits under such plan, under any disability plan of the Company or a subsidiary in which he is a participant. If the participant is not eligible for benefits under any disability plan of the Company or a subsidiary, he shall be deemed to have terminated his employment by reason of disability if the Committee shall determine that his physical or mental condition would entitle him to benefits under the Company's Long-term Disability Benefit Plan if he were eligible therefor.

      7. DILUTION AND OTHER ADJUSTMENTS

      In the event of any change in the outstanding common shares of the Company by reason of any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other similar event, if the Committee shall determine, in its sole discretion, that such change equitably requires an adjustment in the number or kind of shares that may be issued under the Plan, such adjustment shall be made by the Committee and shall be conclusive and binding for all purposes of the Plan.

      8. DESIGNATION OF BENEFICIARY BY PARTICIPANT

      A participant may name a beneficiary to receive any share to which he may be entitled under the Plan in the event of his death, on a form to be provided by the Committee. A participant may change his beneficiary from time to time in the same manner. If no designated beneficiary is living on the date on which any shares becomes payable to a participant's beneficiary, such payment will be made to the participant's executors or administrators, and the term "beneficiary" as used in the Plan shall include such person or persons.

      9. CHANGE IN CONTROL

      If any party or group acquires beneficial ownership of 20 percent or more of the voting shares of the Company, or if shareholder approval is required for a transaction involving the acquisition of the Company through the purchase or exchange of the stock or assets of the Company by merger or otherwise, or if one-third or more of the Board elected in a 12 month period or less are so elected without the approval of a majority of the Board as constituted at the beginning of such period, then any rights the Company may have to reacquire shares pursuant to Paragraph 5, together with any restrictions on shares issued pursuant to this Plan under Paragraph 5, shall immediately lapse if there occurs a "Change in Control Event," as defined in this Paragraph 9. The occurrence of any one or more of the following events shall be deemed a "Change in Control Event" for purposes of this Plan:

            (a) a transaction is effected that requires (and receives) approval by the shareholders of the Company and such transaction is approved by the shareholders over the recommendation of the Board of Directors of the Company;

            (b) any "person" (including any individual, trust, estate, partnership or corporation), other than a person who on the effective date of this Plan is a director or officer of the Company, becomes the owner, directly or indirectly, of securities of the Company representing twenty (20%) percent or more of the combined voting power of the Company's outstanding securities; or

            (c) if, at an annual meeting of the shareholders of the Company, all of the persons recommended by the management of the Company for election as Directors of the Company are rejected by the shareholders.

      10. MISCELLANEOUS PROVISIONS

      A. No employee or other person shall have any claim or right to be granted an Award under the Plan. The adoption of the Plan shall not constitute a contract between the Company and the employee. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or any subsidiary.

      B. A participant's rights and interest under the Plan may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise (except by Will or the laws of descent and distribution), including but not limited to transfers by execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner, and no such right or interest of any participant in the Plan shall be subject to any obligation or liability of such participant.

      C. The Company may, but shall not be obligated to, register the Plan or the shares received as Awards with the Securities and Exchange Commission and any state securities law commission or agency. In the absence of such registration, the shares:

            (a) will be issued only pursuant to an exemption from registration;

            (b) cannot be sold, pledged, transferred or otherwise disposed of in the absence of an effective registration statement or an opinion of counsel satisfactory to the Company that such registration is not required; and

            (c) will bear an appropriate restrictive legend setting forth the statement contained in subparagraph (b) above.

      The Company shall not be required to sell or issue any shares under Plan if the issuance of such shares would, in the judgment of the Committee, constitute or result in a violation by the participant or the Company of any provision of law or regulation of any governmental agency. The Committee, at its discretion, may require participants to sign, following an Award, an investment letter satisfactory to the Committee.

      D. The Company and its subsidiaries shall have the right to require a participant to prepay any and all federal, state or local income or other taxes required by law to be deducted or withheld with respect to any payment under the

Plan. If the amount requested is not paid, the Company may refuse to issue or transfer shares to a participant upon expiration of the Restricted Period. The Committee may also require, in its discretion, that a participant provide the Company with an executed copy of any written election that the participant may elect to file with the Internal Revenue Service pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, within thirty days after such election is filed.

      E. With respect to unissued shares or Awards under the Plan, the Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment or grant of any Award under the Plan and all assets of the Company shall remain subordinate to the claims of the Company's general creditors.

      F. By accepting any Award or other benefit under the Plan, each participant and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee.

      G. The masculine pronoun also means the feminine and the singular also means the plural wherever appropriate.

      H. The appropriate officers of the Company shall cause to be filed any reports, returns, or other information regarding Awards hereunder or any common shares issued pursuant hereto as may be required by Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, or any other applicable statute, rule, or regulation.

      I. The expenses of the Plan shall be borne by the Company.

      11. AMENDMENT OR DISCONTINUANCE

      The Plan may be amended, terminated or suspended at any time and from time to time and retroactively by the Board, but no amendment of the Plan shall be made that would be inconsistent with the rules of the Securities and Exchange Commission or the principal securities market on which the shares are traded.

      12. EFFECTIVE DATE AND APPROVALS

      The Plan shall become effective and shall be deemed to have been adopted on April 1, 1989, subject, however, to (1) approval and ratification of the Plan by the shareholders, and (2) receipt of all regulatory approvals, if any, required or sought by the Company in connection with the Plan. The Plan shall be submitted to the shareholders of the Company for their approval and adoption on or before the expiration of twelve months after the effective date of the Plan on April 1, 1989. The shareholders shall be deemed to have approved and adopted the Plan only if it is approved and adopted at a meeting of the shareholders duly held on or before that date by vote taken in the manner required by the laws of the State of New Jersey.

      No Award may be granted under this Plan until such shareholder and regulatory approvals, if any, are obtained. If such approvals are not obtained, then this Plan shall terminate and all actions taken prior thereto shall be null and void.

      Further, no Awards may be made after March 31, 2007; provided, however, that the Plan and all Awards outstanding on such date shall remain in effect until all restrictions on such outstanding Awards have either expired or been canceled.

                                      NOTES

                             MIDDLESEX WATER COMPANY
                         1500 RONSON ROAD, P.O. BOX 1500
                          ISELIN, NEW JERSEY 08830-0452
                                  908-634-1500

================================================================================

                                  SET MAP HERE

================================================================================

                      DIRECTIONS TO MIDDLESEX WATER COMPANY

      FROM GARDEN STATE PARKWAY (NORTH OR SOUTH): Take Exit 131A to second traffic light. Turn right onto Middlesex-Essex Turnpike and proceed (about 1/2 mile) to first traffic light (Gill Lane). Turn right and go (about 1 mile) under railroad underpass and make right onto Ronson Road. Proceed past three large mirror-sided office buildings on the right. Make right into Middlesex Water Company at sign.

      FROM NEW JERSEY TURNPIKE (NORTH OR SOUTH): Take Exit 11 onto Garden State Parkway North and follow above directions.

      FROM US ROUTE NO. 1 (NORTH OR SOUTH): Proceed to the Woodbridge Center area and follow signs to Gill Lane. When on Gill Lane, make left turn onto Ronson Road. Proceed past three large mirror-sided office buildings on the right. Make right into Middlesex Water Company at sign.

|X| PLEASE MARK VOTES              REVOCABLE PROXY
    AS IN THIS EXAMPLE         MIDDLESEX WATER COMPANY

ANNUAL MEETING OF SHAREHOLDERS
MAY 28, 1997

      The undersigned stockholder(s) hereby appoint(s) Stephen H. Mundy and Richard A. Russo, and each of them, proxies, with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated, all the shares of common stock of Middlesex Water Company held on record by the undersigned on April 15, 1997, at the annual meeting of shareholders to be held on May 28, 1997, at 11:00 a.m., local time or any adjournment thereof.


Please be sure to sign and date     Date ___________
  this Proxy in the box below.
----------------------------------------------------

____________________________________________________
Shareholder sign above  Co-holder (if any) sign above

1.    Election of Directors, Nominees for Class 1 term expiring in 2000:

                        For    Withhold    For All Except
                        |_|       |_|           |_|

      John C. Cutting, Ernest C. Gere, John P. Mulkerin and Philip H. Reardon

INSTRUCTION: To withhold authority to vote for any individual nominees, mark "For All Except" and write that nominee's name in the space provided below.

________________________________________________________________________________

2. Approve the appointment of Deloitte & Touche LLP as auditors for the Company for the year 1997.

                            For     Against   Abstain
                            |_|       |_|       |_|

3. Amend the Restated Certificate of Incorporation by increasing the Authorized Preferred Stock without par value, from 89,418 shares to 150,000 shares.

                            For     Against   Abstain
                            |_|       |_|       |_|

4. Allocate an additional 100,000 shares of Common Stock to the 1989 Restricted Stock Plan and amend the 1989 Restricted Stock Plan to authorize issuance of the additional 100,000 shares of Common Stock and to make certain other modifications to the Plan.

                            For     Against   Abstain
                            |_|       |_|       |_|

5. In their discretion, the Proxies are authorized to vote upon such other business that may properly come before the meeting.

      PLEASE CHECK BOX IF YOU PLAN  |_|
      TO ATTEND THE MEETING.

      If this Proxy is properly executed and returned, the shares represented hereby will be voted. If not otherwise specified, this Proxy will be voted FOR the persons nominated as directors, and FOR proposals number 2, 3 and 4.

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

--------------------------------------------------------------------------------
   Detach above card, sign, date and mail in postage paid envelope provided.

                             MIDDLESEX WATER COMPANY
           [LOGO]      c/o Registrar and Transfer Company
                               10 Commerce Drive
                        Cranford, New Jersey 07016-3572

--------------------------------------------------------------------------------
    PLEASE DATE AND SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR ON THIS PROXY.
      When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign full corporate name by authorized officer and attach a corporate seal. For joint account, each joint owner should sign.
                              PLEASE ACT PROMPTLY
   BE SURE TO COMPLETE, SIGN AND RETURN THIS PROXY, WHETHER OR NOT YOU ELECT
         TO BE PRESENT IN PERSON. ALL SIGNATURES MUST APPEAR EXACTLY AS
                        YOUR NAME APPEARS ON THIS PROXY.
                                   THANK YOU
--------------------------------------------------------------------------------